UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2014

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

35	Olstein Strategic
Opportunities Fund

58	Combined Notes to
Financial Statements

70	Additional Information

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4	Letter to Shareholders

19	Expense Example

21	ºSchedule of Investments

28	Statement of Assets
and Liabilities

30	Statement of Operations

31	Statements of Changes
in Net Assets

32	Financial Highlights

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Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the year ended December 31, 2014, Class C shares of the Olstein All Cap Value Fund appreciated 15.03% compared to total returns of 13.69% and 12.56% for the S&P 500® Index and the Russell 3000® Index, respectively.  For the six-month reporting period ended December 31, 2014, Class C shares of the Olstein All Cap Value Fund returned 9.81% compared to total returns of 6.12% for the S&P 500® Index and 5.25% for the Russell 3000® Index.  Since the Fund’s inception date of September 21, 1995 thru December 31, 2014 (19 plus years), the Fund has appreciated at an annualized rate of 11.09% compared to 8.78% and 8.86% for the S&P 500® Index and the Russell 3000® Index, respectively.

MARKET OUTLOOK

The calm that prevailed in U.S. equity markets for most of the past three years was disrupted by an increase in market volatility during the second half of 2014, as many investors reacted negatively to the planned end of the Fed’s asset purchase program known as quantitative easing and to rapidly falling oil prices.  While there are always forecasters predicting the next stock market downturn, we believe it is important for investors to weather market events and periods of short term volatility by favoring the equities of financially strong companies with stable or growing free cash flow, run by managements that have a demonstrated history of deploying that cash to the benefit of shareholders.  The Fund’s analysts and portfolio managers have approximately 100 years of combined stock market research experience but have yet to iden-

The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/2014, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 14.03%, 15.00%, and 5.81%, respectively. Per the Fund’s prospectus dated 10/31/14, the expense ratio for the Olstein All Cap Value Fund Class C was 2.28%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

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tify any individual or company who can accurately forecast and time over all market moves with enough degree of regularity to profit therefrom.  Ponce de Leon probably had a better chance of discovering the Fountain of Youth.

While investors, the press, market pundits, etc. may be nervous about equity market volatility, we believe it is more productive to identify either; (1) equity securities whose real economic value based on the ability to generate future free cash flow is, in our opinion, unrecognized by the market as a result of short term factors; or (2) to sell equity securities that we believe whose value has currently been recognized by market forces.

Our method of taking advantage of market volatility is to use the downside volatility to purchase securities at prices selling at a material discount to our calculation of intrinsic value (which is based on our estimate of a company’s ability to generate and/or grow free cash flow) and to use the upside volatility to sell securities in which market forces have reduced or closed our estimated valuation discount.  Thus, our discipline often results in the Fund buying when the market or individual stocks are declining and selling when the opposite is true.

In the current market, we are finding viable opportunities to purchase investments that we believe meet our investment objectives by focusing on three company specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate and/or grow future sustainable free cash flow which in our opinion is not being properly valued  by the market; and (3) and a management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.  We believe that companies prioritizing these factors are in a position to compete more advantageously in all types of economic environments and as a result offers the Fund the appropriate risk/reward tolerances.  In the current market (as always), we are also  liquidating securities which have reached prices where we believe the market has recognized the underlying intrinsic value of the company and thus no longer possesses an investment edge.  If we are unable to find ideas meeting our stringent investment criteria, we sit with cash waiting to seize upon the opportunities that eventually arise.  Our cash equivalent position as of December 31, 2014 was approximately 11% of the Fund’s assets.  In conclusion, we believe the Fund’s strategy as outlined above increases the probability of the Fund continuing to realize its investment objectives.

OUR STRATEGY

From our perspective, Wall Street’s obsessive focus on short-term concerns has increased the opportunities to identify potential investments in which material deviations develop between a company’s stock price and our estimate of the company’s intrinsic value.  Investors reacting to the daily noise and news and whether or not companies beat earnings estimates, which in a

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majority of the cases have little to do with long term valuations, continue to create favorable opportunities for the Fund to buy companies with solid balance sheets and business models that generate excess cash flow at what we believe are bargain prices.  In 2015, we will continue to remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow which, in our opinion, are not being properly valued based on current market prices.

In addition to our focus on a company’s ability to generate sustainable free cash flow, we continually emphasize the quality of a company’s earnings.  By highlighting the quality of a company’s earnings (defined as our assessment of the conservatism and/or economic reality of the financial statements), we seek to accomplish two objectives: (1) to identify those companies that not only have focused their priorities on solidifying the balance sheet during the economic recovery but have also laid the groundwork to achieve a substantial strategic advantage for the eventual acceleration of economic growth; and (2) to assess the financial risk inherent in each investment opportunity before considering the potential for capital appreciation.

PORTFOLIO REVIEW

Our current portfolio consists of companies that we believe are selling at a discount to our calculation of intrinsic value, have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.  We believe companies with these characteristics are poised to eliminate the valuation gaps created by the recent events as economic growth accelerates.

At December 31, 2014, the Olstein All Cap Value Fund portfolio consisted of 100 holdings with an average weighted market capitalization of $56.66 billion.  During the six-month reporting period, the Fund initiated positions in fifteen companies and strategically added to positions in twenty-seven companies.  Over the same time period, the Fund eliminated its holdings in twenty companies and strategically decreased its holdings in another thirteen companies.  Positions initiated during the last six months include: Discovery Communications, Dorman Products, Dover Corp., DSW Inc., First Niagara Financial Group, Janus Capital Group Inc., MasterCard Inc., Owens-Illinois Inc., Packaging Corporation of America, Patterson Companies, Inc., Pentair Ltd, Twenty-First Century Fox, Universal Health Services Inc. and The Wendy’s Company.  Positions eliminated during the past six months include: 3M Company, ABB Ltd, Ann Inc., Baxter International, C R Bard Inc., Care Fusion Corp., Cintas Corp., Coca-Cola Co., Dentsply International, Ethan Allen Interiors, Hormel Foods, International Game Technology, McDonald’s

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Corp., Newell Rubbermaid Inc., PetSmart Inc., Sysco Corp., TRW Automotive Holdings Corp., URS Corp., V F Corp. and Walt Disney Company.

Our Leaders

The stocks which contributed positively to performance for the six-month reporting period include: Lowe’s Companies Inc., Ross Stores Inc., PetSmart Inc., Zoetis Inc. and Bed, Bath & Beyond, Inc. At the close of the reporting period, the Fund continued to maintain positions in Lowe’s, Ross Stores, Bed, Bath & Beyond and Zoetis.  During the reporting period, the Fund eliminated its holding in PetSmart, which was targeted by a strategic acquirer.  On December 14, 2014, PetSmart announced that it had entered into definitive agreement to be acquired by private equity firm BC Partners for $83 per share in cash.  The Fund sold its holdings in PetSmart as the price of the company’s stock approached the announced acquisition price which represented a substantial premium to the Fund’s average cost for PetSmart.

Our Laggards

Laggards during the six-moth reporting period include: Smith & Wesson Holding Corp., NOW Inc., National Oilwell Varco Inc., Dover Corp. and Express Inc.  As of the close of the reporting period, the Fund continued to hold each of these stocks in its portfolio.

OUR THOUGHTS ON ACTIVE MANAGEMENT
VERSUS SEEKING TO BE AVERAGE

With the close of each calendar year, there appear a number of articles and stories in the business press comparing the average returns of active equity managers to passive index funds.  The articles highlight the number of managers that underperform (the most well-known index, the S&P 500 Index®) as opposed to emphasizing the number of managers available that have outperformed over long periods of time.  Inevitably, these articles come to the conclusion that since the S&P 500 Index® has outperformed a material majority of active equity managers, seeking to identify outperforming active equity managers has proven to be a pointless pursuit.  In fact, the articles further conclude that index investing is the only logical choice for all investors because active management will eventually lead to under-performance, and investors do not have the capabilities to select long-term outperforming active managers.  The above conclusion is currently accepted as investment dogma which basically says investors should accept being average.  The Nobel Prize was recently given to a professor advocating the “efficient market theory” which basically says that all relevant information is in the price of every stock, and everybody is playing with the same information deck and unable to uncover information not yet considered and included in the stock

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price.  The Nobel Prize has given additional credence to the tenet that equity investors should pursue passive index investing as it is virtually impossible to discover information not yet considered as part of the stock price and thus, it is almost impossible to outperform over long time periods.  The subtle conclusion is that passive index investing is the only correct way to go.  Passive index investing advocates believe that seeking to outperform the market over long periods of time is akin to a dog chasing its tail.  More importantly, recent strong inflows into index mutual funds may be the best evidence that investors have adopted the conventional wisdom that active investment management is a futile endeavor.  As equity markets have bounced back from the lows experienced in March 2009, an increasing number of investors have opted to invest in passive equity funds and ETFs.  According to the Investment Company Institute, from January 2009 through November 2014, domestic index equity mutual funds received $178.2 billion in cumulative net new cash.  In contrast, actively managed domestic equity mutual funds experienced a net outflow of $600 billion.1

We could not disagree more with the supporters of the “efficient market theory” and the theory of passive index type investing (accepting the averages is the only wise option for the public), as opposed to pursuing active managers who have practiced long-term fundamental value investment disciplines which have demonstrated long-term market index beating investment returns that are likely to continue “over time” rather than “all of the time”.

Advocating mediocrity or being average is a line of thinking that we believe is defeatist, condescending and against the basic tenets of American business philosophy.  We grew up believing and were taught that the opportunity to break away from mediocrity is available to all Americans who are willing to pursue the American dream through hard work and the pursuit of superior knowledge.  It is a travesty that so many Wall Street intellectuals and professors at well respected universities charging high tuitions are teaching their students to be average.

Influential academics backed by the press and a material number of financial advisors rarely question the indexing theory (or “being average theory”) resulting in the rise of passive index investing to the level of accepted “investment dogma”.

A recent article by a major publication (Wall Street Journal, November 29, 2014, “Stock Indexing Racks Up Another Triumphant Year”) seeking to give further credence to pursuing passive index investing, concluded that the number of mutual funds beating the index through the first 9 months of 2014 reached a new low of 7.6% compared to 38.6% over the last 25 years.  In our opinion, the above statistics strongly negates the conclusion that indexing is

____________
1  Investment Company Institute, 2014 Investment Company Fact Book, page 44.

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the way to go.  Accepting the 38.6% number quoted above or even lowering the percentage of market beating active investors to a more quoted 25% level gives the public more than enough choices to easily find active managers who can enhance their financial health.  Relying on the one year 7.6% statistic quoted above rather than the 25 year statistic is misleading and misguided.  Rather than point out that 2014 was an anomaly over the 26 year period, the reporter reached a biased conclusion which “cut the suit to fit the cloth”.  It is our opinion that the statistics presented in the aforementioned article represent valuable arrows in the quiver of pursuing successful long term average beating active managers.  The fact that so many professionals were able to outperform the S&P 500 Index® over the past 25 years, in our opinion, refutes the “efficient market theory” and negates the theory that investors should surrender to being average rather than pursue average beating active managers.

We believe granting the Nobel Prize to the “efficient market theory” professor was misplaced.  Our long history of looking behind the numbers of financial statements has made it obvious to us that the ability to perform a forensic analysis of financial statements, which actively pursues information about a company’s normalized ability to generate future sustainable free cash flow that is not being currently valued in the stock price by the investing public (because of short-term factors or just plain misperception), is being wrongfully devalued or cast aside by the efficient market/passive index advocates.  It is doubtful that any of these intellectuals have ever performed a forensic analysis of a company’s financial statements, which might indicate that a stock’s price may not be correctly valuing a company’s long-term ability to produce sustainable or growing free cash flow.  To accept a value investor’s ability to uncover information not generally recognized by the investing public would contradict the “efficient market theory”.  We believe in the importance of looking behind the numbers to uncover information not generally recognized by the investing public, and we have been able to identify such information throughout our career.  However, we realize that general acceptance of this capability by the press and academics would negate the level of acceptance of the “efficient market theory” and the related conclusion that “passive index investing” is the only rational choice available to the investing public.  In addition, perhaps efficient market enthusiasts and passive index investing enthusiasts might recognize the flaws in their theory, when looking at the prices that bubble stocks (especially the ones included in the passive index portfolios such as World Com, Enron, etc.) eventually reached  resulting in material losses to their portfolio.

Pursuing active managers with long term records of beating the averages, whose investment discipline has a reasonable probability of continuing their long-term above average record is a worthwhile endeavor.  For example, as of December 31, 2014, an investor in our Class C share at inception of the Fund (September 1995) who reinvested all dividends and capital gains and made no

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withdrawals earned an annualized return 11.09% (after all fees) for a period of over 19 years, compared to 8.78% annually for the S&P 500 Index® (no fees charged) over the same time period.  A $1,000,000 investment in our Class C shares over the aforementioned 19 year plus time period would have accumulated to almost $7.6 million, whereas a similar $1,000,000 passive investment in the S&P 500 Index® would have approximated $5.1 million.  Is there anybody who disagrees that the difference between the two amounts is material?

On the following pages, we will outline why we believe our investment discipline, which actively pursues a forensic analysis of financial statements to uncover information about a company’s future sustainable free cash flow which we believe is not currently being valued correctly by the public (because of short-term factors or just misperception), can result in material price discounts creating investment bargains.  Consistently taking advantage of those bargains can lead to long-term above-average performance.  It is important to note that we give almost zero probability to beating the “averages all of the time” and the goal should be to achieve above-average performance “over time”.  The press picking on individual years to cite underperformance rather than long time period is also misguided.  Looking to win all of the time is usually an impediment to winning over time.  Correctly pursued and analyzed, financial statement information is available to all investors willing to put in the time and effort and is usually pursued in different ways by professional value investors who have similar long-term records.  It has been our experience over the years that a significant majorityof stocks at any point in time are not valued on the basis of all the relevant information available, and in fact are usually priced on the basis of what the investment masses believe to be true based on information that is currently placed in front of their eyes via the press, investment analysts or heavily influenced by the upward and downward momentum of the daily stock price.
____________

The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/2014, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 14.03%, 15.00%, and 5.81%, respectively. Per the Fund’s prospectus dated 10/31/14, the expense ratio for the Olstein All Cap Value Fund Class C was 2.28%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

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Our active investment discipline believes that long-term above average returns are determined by the number and severity of your investment losses as opposed to your biggest winners.  Losses take away capital and thus leaves less ammunition to launch a comeback.  Thus, we focus on downside risk before considering upside potential.  Unfortunately, the so called wisest men in the room who believe and preach passive index investing and average returns (I doubt they pursue average returns) as the way to succeed as an equity investor probably do not understand or take into account that there are real companies behind each stock.  These companies have balance sheets, income statements, footnotes, returns on equity, profit margins, free cash flow, divisional analysis, accounting options, etc., etc., that can be analyzed and should be analyzed.

Today’s markets are dominated by traders making “market decisions” who are predicting where stock prices will go in the short-term on the basis of electronic trading algorithms or are basing their decision on short-term investment news accentuated by the analysts and press (did the company beat or miss estimates?).  On the other hand, we are making “investment decisions” based on valuing companies.

We believe that the increased focus on short term stock fluctuations, which have little to do with long term fundamentals, is creating an additional edge for active managers.  In fact, the current obsession with predicting short term stock moves has increased the probability that long-term value investors will have long-term above-average market returns because eventually a stock is valued on its long term fundamentals (or its ability to generate and/or grow free cash flow).  We believe it is just as important when seeking to achieve long-term above average performance to avoid or sell companies whose stock prices are fully valued and/or over valued based on its long-term ability to generate and/or grow sustainable free cash flow.

We believe that active management, particularly as practiced by investors focused on identifying undervalued securities is not only a rewarding way to achieve above-average long-term investment returns, it is also critical for mitigating the downside risk inherent in equity investing.  Minimizing investment errors are the most important determinant of long term equity returns and the ability to outperform.  From the start, investors should be aware that passive investing fully exposes the investor to all market moves including market declines.  We, as value investors, emphasize and seek to avoid permanent loss of capital since recovering from steep portfolio declines requires significant subsequent investment returns to overcome the loss of capital.  For this reason, we believe in defending against a permanent loss of capital before considering upside potential.  We are consciously aware of differences between market prices and valuations of the underlying company by

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focusing on operating fundamentals, the structure of the balance sheet and identifying a company’s capability to generate and/or grow sustainable future excess free cash flow not properly valued by the market.  When undervalued investments are not available, we have no problem sitting with cash until discount opportunities develop, rather than overpaying which could result in material errors.  We are very disciplined on the price we pay for any company.  We seek to buy companies at discounts to our calculation of intrinsic fundamental value in an attempt to mitigate the risk of incorrectly estimating future cash flow and thus the ultimate value of the company.

One of our primary criticisms of passive or index investing lies with the composition of the index itself.  Using the most popular index, the S&P 500 Index®, as an example, we focus on two elements of index investing that many passive investors are either unaware or simply overlook.  First, from our perspective as value investors, an index exposes the passive investor to a range of companies with flawed fundamentals and questionable prospects.  Second, investing in an index fund can provide significant over-exposure to over-valued companies and under-exposure to undervalued companies.  Who says indexes cannot go down continuously for many years when a majority of the components are materially overvalued?  Perhaps being average can result in long-term absolute losses.

Regarding the first point, any list of 500 companies is bound to include a significant number of companies with flawed or declining fundamentals, structural impairments, flawed accounting, ineffective strategies and/or poor management teams.  Most investors remember companies such as Lehman Brothers, Bear Stearns, Washington Mutual, Sears, Kodak, Enron, and WorldCom were, at one time, members of the S&P 500 Index®, and each of these companies eventually suffered material long-term declines.  While they were rising relative to the market based on bad information, bad accounting, etc., the index funds receiving new money were forced to buy more and more as they became bigger components of the averages.  Passive investing exposed many investors to the poor fundamentals, secular decline, and assorted misfortunes of these companies and other such companies in the index.  As active managers looking to buy good companies at a discount to their intrinsic value, we seek to separate those companies with serious structural, financial, or secular problems from those undervalued companies that are simply not yet performing to their full potential or whose potential is not currently recognized by the market.

Regarding the second point, an index such as the S&P 500 Index® is not a static collection of companies.  Standard & Poors periodically updates the components of the S&P 500 Index® in response to acquisitions or as various companies shrink and grow within the index market capitalization range.  In fact, over the past five years the Index has added 79 companies and removed

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77 companies – a significant number of changes to a 500 company list.  It is important to understand what drives constituent changes to the index and what the changes mean for passive investors.  Companies are often added to the S&P 500 Index® after a period of remarkable, and sometimes rapid, appreciation; conversely, companies are often removed from the Index after substantial declines in value.  World Com and Enron are prime examples of this type of decision making.  Furthermore, since the S&P 500 Index® is a market-weighted index, each company’s weight in the index is linked to its market capitalization.  As a company’s stock price rises increasing its market capitalization, it represents a larger portion of the index; conversely, as a company’s stock price falls, its represents a smaller percent of the index.  Since company-specific, fundamental factors do not always drive these price moves, passive investors can find their portfolio overexposed to overvalued stocks and sectors and underexposed to those undervalued companies and sectors with greater capital appreciation potential than the companies that dominate the index.  As active investors, we don’t assess a company’s potential for capital appreciation based on the momentum of its stock price.  Rather, we base our assessment for capital appreciation after performing an inferential analysis of a company’s financial statements.  The goal is to determine a company’s normalized ability to generate and/or grow future free cash flow which determines intrinsic value.  We next determine whether the current stock price discount from our calculation of intrinsic value is large enough to compensate us for taking the risk of owning and valuing the stock based on our ability to predict future excess free cash flow.

Another of our criticisms of passive investing is rooted in the idea that underpins the passive approach, that is, the efficient market theory.  The efficient market theory postulate that markets are permeated by rational investors who, armed with all publicly available information, drive the prices of company stocks to their fair valuation.  From experience, we understand that investors are not always rational participants in the market, and markets often undergo extended periods of inefficiency completely divorced from fundamental company valuations (who does not remember the internet and technology bubble?).  More importantly, from our longer term perspective as value investors, we realize not all market participants (rational or otherwise) treat, analyze, and react to publicly available information in the same manner or from the same perspective.  We find that a great deal of market reaction to publicly available information is emotional and more often than not, motivated by short-term performance concerns.  In today’s market environment, the press and analysts devote too much time and focus after company’s report quarterly or annual results on whether or not the company beat or missed earnings estimates, rather than examining whether or not the quarter-

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ly results provided any data, information or clues which are important to the future valuation of the company over the next 3-5 years.  Perhaps the analyst who missed the estimate should be questioned as to why the projection was bad as opposed to putting the company on the spot.  As active managers, we seek to exploit these inefficiencies and irrational behaviors by basing our buy, sell and hold decisions on company-specific fundamentals and the company outlook over a three- to five-year investment horizon, rather than reacting to short-term market sentiment.

We are active managers because we believe in the logic of our accounting based value discipline – of buying the common stocks of good businesses at material discounts to our estimate of their intrinsic value.  We value companies based on our estimates of their ability to generate future free cash flow and our approach requires that we not only develop a thorough understanding of how each company’s operations generate sustainable free cash flow (know how it works) but also requires that we answer a series of questions about the company’s business model, its strategy, its future prospects and its management (know what you own).  We assess management decisions and their competence by analyzing the financial statements, footnotes, and shareholder letters as opposed to interviewing management.  Our biggest concern is the downside, and we have yet in our career to be warned by management to vacate or not buy a stock because of structural problems which they are unable to solve.  The financials tend to eliminate management bias.  We develop a thorough understanding of each company through a bottom-up fundamental analysis of a company’s financial statements – focusing on the balance sheet, income statement and cash flow statement and an ongoing forensic analysis of looking behind the numbers of  a company’s financial statements, regulatory filings and other disclosures.  We also assess the reality of the accounting assumptions and make our own necessary adjustments to place the financials in accordance with our view of economic reality.  In addition to the financial statements previously mentioned, we focus on a company’s 10K, 10Q, proxy filings, annual reports, shareholder letters, footnotes, public announcements and other regulatory filings.  While the passive investor would assume that all of this publicly available information has already been factored into the price of a company, most investors pay little attention to detailed analysis of financial statements which is critical when assessing a company’s intrinsic value and determining the relevant risks of owning the stock being assessed.

The objective of our fundamental analysis is to understand the company’s business model and how a company’s operations generate free cash flow.  We also want to determine the level of ongoing investment that is required to maintain or grow the company’s free cash flow and ultimately how much of

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the cash generated by a company’s operations will be returned to us as investors.  A key objective of our forensic analysis is to also determine if a company’s accounting policies and practices reflect economic reality; to identify and make accounting adjustments that eliminate management’s reporting bias, and to identify positive or negative factors that may affect future free cash flow which may not be recognized by the investing public.  We believe our approach provides us with the necessary knowledge to judge the likely long-term success of a company’s strategy, the sustainability of its performance and the quality of its management team.  We also believe our process takes on added importance after the extended market run like we have experienced over the past five years, since it affords us greater confidence to understand and manage the risks associated with investing in the equity securities of the companies in our portfolio.

Although we use several valuation methods to determine a company’s intrinsic value, they are all based on free cash flow.  For us, reliable valuations require a thorough understanding of a company’s accounting and reporting techniques as well as an assessment of the company’s quality of earnings. In order to estimate sustainable free cash flow, Olstein’s investment team undertakes an intensive, inferential analysis of the historical and current information contained in the company’s publicly disclosed financial statements and accompanying footnotes, shareholder reports and other required disclosures.  The goal is to assess a company’s quality of earnings and to alert us to positive or negative factors affecting a company’s future free cash flow that may or may not be recognized by the financial markets.  Properly assessing a company’s quality of earnings is important to our valuation methodology because it provides us with reliable estimates about future cash flow that are critical to projecting the future value of a company; a measure of the sensitivity of our valuations to projected and unexpected changes in future cash flow; and an ability to detect early signs as to whether or not a company’s business policies and strategic direction are capable of achieving the financial objectives necessary to reach our calculated values.  Our requirements to purchase stocks at a discount to our assessment of intrinsic value is our attempt to minimize the losses  on the stocks where we are wrong with regard to our estimate of a company’s ability to generate sustainable future excess cash flow.  Unfortunately, the ability to buy at a discount only occurs when there is some kind of negativity surrounding a company, the industry, the stock market or just plain misperceptions.  The negativity usually requires patience waiting for the cloud to lift and can result in periods of underperformance.  Patience is a value investor’s best friend and thus our mantra continues to be “perform over time” not “all of the time”.

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FINAL THOUGHTS

We will never understand the rationale of intelligent professors, financial writers, etc., for advising the public to buy an investment product which will purchase stocks regardless of value and in certain cases even purchase financial frauds.  Under passive indexing, as a stock goes up, and becomes a bigger relative part of the portfolio, new money buys more and more adding to the overvaluation.  The lack of respect for the importance of analyzing balance sheets, income statements, cash flow statements, footnotes, proxies, or assessing the economic reality of the accounting principles and assumptions utilized in the financial statements is shocking.

We believe that our approach to active management, which attempts to avoid long-term impairment of capital while providing shareholders with the potential to realize long-term capital appreciation, serves investors better than a passive approach to investing.  Although unfavorable conditions and misconceptions may cause short-term periods of underperformance, we believe that by focusing on understanding a business, and its potential to generate sustainable free cash flow and ultimately its value, we can achieve the Fund’s investment objective of long-term capital appreciation, and at the same time give us the best probability to outperform passive investment products over long-term periods.  After identifying companies that meet well-defined investment criteria, the Fund seeks to take advantage of market volatility and downward price movements to buy such companies at advantageous prices and sell or avoid companies selling at or above intrinsic values.  We believe that our form of making active investment decisions based on analyzing financial statements to determine intrinsic values has a decided advantage over long-term passive investing.  We realize that our conclusions go against the pronouncements of the academic community, the press, and intellectuals, but we would like to know when the so called investment majority on Wall Street will ever be right over the long run.  We realize that it can be difficult taking an unpopular position with the resultant criticism it entails.  To us, that is preferable to blindly accepting a majority opinion that we believe is wrong.  We choose to accept the criticism rather than going along with the Wall Street mentality that it is okay to be wrong on Wall Street as long as you are not wrong alone.  We value your trust and remind you that our money is invested alongside yours.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

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The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995. (With dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	3/31/05	42,640
9/30/95	10,010	6/30/05	42,302
12/31/95	10,261	9/30/05	43,749
3/31/96	10,882	12/31/05	44,350
6/30/96	11,462	3/31/06	46,566
9/30/96	11,713	6/30/06	44,241
12/31/96	12,760	9/30/06	46,836
3/31/97	13,327	12/31/06	50,755
6/30/97	14,602	3/31/07	51,863
9/30/97	17,250	6/30/07	55,536
12/31/97	17,205	9/30/07	53,029
3/31/98	19,851	12/31/07	49,012
6/30/98	18,468	3/31/08	42,447
9/30/98	15,499	6/30/08	40,189
12/31/98	19,788	9/30/08	38,452
3/31/99	20,717	12/31/08	27,545
6/30/99	25,365	3/31/09	24,767
9/30/99	23,675	6/30/09	30,102
12/31/99	26,692	9/30/09	35,648
3/31/00	28,170	12/31/09	37,741
6/30/00	28,899	03/31/10	40,392
9/30/00	30,596	06/30/10	35,788
12/31/00	30,142	09/30/10	39,695
3/31/01	30,207	12/31/10	43,845
6/30/01	36,192	03/31/11	45,276
9/30/01	28,213	06/30/11	45,310
12/31/01	35,340	09/30/11	37,497
3/31/02	38,259	12/31/11	41,962
6/30/02	33,797	3/31/12	48,519
9/30/02	25,870	6/30/12	45,555
12/31/02	28,528	9/30/12	47,159
3/31/03	26,226	12/31/12	48,380
6/30/03	31,448	3/31/13	54,275
9/30/03	33,797	6/30/13	56,786
12/31/03	38,853	9/30/13	60,379
3/31/04	40,870	12/31/13	65,995
6/30/04	41,297	3/31/14	66,867
9/30/04	39,043	6/30/14	69,134
12/31/04	43,146	9/30/14	69,413
		12/31/14	75,913

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/2014, assuming reinvest-

OLSTEIN ALL CAP VALUE FUND

ment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 14.03%, 15.00%, and 5.81%, respectively. Per the Fund’s prospectus dated 10/31/14, the expense ratio for the Olstein All Cap Value Fund Class C was 2.28%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. Equity market. Investors cannot actually make investments in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. – Member FINRA

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of December 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 – December 31, 2014.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/14	12/31/14	7/1/14 – 12/31/14
Actual
Class C	$1,000.00	$1,098.10	$11.95
Adviser Class	$1,000.00	$1,104.00	$ 6.68

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.81	$11.47
Adviser Class	$1,000.00	$1,018.85	$ 6.41

*
Expenses are equal to the Fund’s annualized expense ratio of 2.26% and 1.26% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2014 (Unaudited)

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2014 (Unaudited)

COMMON STOCKS – 88.9%
AEROSPACE & DEFENSE – 2.1%	Shares	Value
Esterline Technologies Corporation (a)	59,000	$6,471,120
United Technologies Corporation	81,000	9,315,000
		15,786,120
AIRLINES – 2.0%
Delta Air Lines, Inc.	161,000	7,919,590
Spirit Airlines, Inc. (a)	96,000	7,255,680
		15,175,270
AUTO COMPONENTS – 1.8%
Delphi Automotive PLC (b)	115,000	8,362,800
Dorman Products, Inc. (a)	110,000	5,309,700
		13,672,500
AUTO MANUFACTURERS – 1.2%
General Motors Company	274,000	9,565,340

BEVERAGES – 0.8%
PepsiCo, Inc.	64,000	6,051,840

BIOTECHNOLOGY – 0.3%
Charles River Laboratories International, Inc. (a)	32,000	2,036,480

BUILDING PRODUCTS – 0.8%
Masco Corporation	239,000	6,022,800

CAPITAL MARKETS – 2.3%
Janus Capital Group Inc.	490,000	7,903,700
Legg Mason, Inc.	184,000	9,820,080
		17,723,780
CHEMICALS – 1.7%
E. I. du Pont de Nemours & Company	78,000	5,767,320
Sensient Technologies Corporation	126,000	7,602,840
		13,370,160
COMMERCIAL BANKS – 5.1%
The Bank of New York Mellon Corporation	213,000	8,641,410

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 88.9% – continued
COMMERCIAL BANKS – 5.1% – continued	Shares	Value
BB&T Corporation	211,000	$8,205,790
Fifth Third Bancorp	394,000	8,027,750
First Niagara Financial Group, Inc.	461,000	3,886,230
U.S. Bancorp	229,000	10,293,550
		39,054,730
COMMERCIAL SERVICES & SUPPLIES – 4.3%
ABM Industries Incorporated	346,000	9,912,900
ADT Corp.	196,000	7,101,080
Avery Dennison Corporation	121,000	6,277,480
Towers Watson & Co. – Class A	84,000	9,506,280
		32,797,740
COMMUNICATIONS EQUIPMENT – 1.7%
Cisco Systems, Inc.	287,000	7,982,905
QUALCOMM Incorporated	72,000	5,351,760
		13,334,665
COMPUTERS & PERIPHERALS – 2.3%
Apple Inc.	69,000	7,616,220
Teradata Corporation (a)	236,000	10,308,480
		17,924,700
CONSUMER FINANCE – 2.0%
American Express Company	69,000	6,419,760
Equifax Inc.	55,000	4,447,850
MasterCard, Inc. – Class A	53,000	4,566,480
		15,434,090
CONTAINERS & PACKAGING – 2.8%
Owens-Illinois, Inc. (a)	160,000	4,318,400
Packaging Corporation of America	72,000	5,619,600
Rock-Tenn Company – Class A	94,000	5,732,120
Sealed Air Corporation	135,000	5,728,050
		21,398,170
DIVERSIFIED FINANCIAL SERVICES – 2.9%
Franklin Resources, Inc.	201,000	11,129,370
Invesco Ltd. (b)	284,000	11,223,680
		22,353,050

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 88.9% – continued
E-COMMERCE – 1.2%	Shares	Value
eBay Inc. (a)	169,000	$9,484,280

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.5%
Itron, Inc. (a)	124,000	5,243,960
TE Connectivity Ltd. (b)	105,000	6,641,250
		11,885,210
ENERGY EQUIPMENT & SERVICES – 0.8%
National Oilwell Varco, Inc.	96,000	6,290,880

FOOD & DRUG RETAILERS – 0.9%
CVS Caremark Corporation	75,000	7,223,250

FOOD PRODUCTS – 0.6%
Whole Foods Market, Inc.	99,000	4,991,580

HEALTH CARE EQUIPMENT & SUPPLIES – 5.0%
Becton, Dickinson and Company	48,000	6,679,680
Intuitive Surgical, Inc. (a)	11,000	5,818,340
Medtronic, Inc.	134,000	9,674,800
Stryker Corporation	73,000	6,886,090
Zimmer Holdings, Inc.	82,000	9,300,440
		38,359,350
HEALTH CARE PRODUCTS – 1.0%
Johnson & Johnson	71,000	7,424,470

HEALTH CARE PROVIDERS & SERVICES – 2.8%
Patterson Companies Inc.	122,000	5,868,200
Quest Diagnostics Inc.	59,000	3,956,540
UnitedHealth Group Incorporated	46,000	4,650,140
Universal Health Services, Inc. – Class B	62,000	6,898,120
		21,373,000
HOUSEHOLD DURABLES – 1.2%
Harman International Industries, Incorporated	84,000	8,963,640

INDUSTRIAL CONGLOMERATES – 1.4%
General Electric Company	380,000	9,602,600
Teleflex Incorporated	8,000	918,560
		10,521,160

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 88.9% – continued
INDUSTRIAL EQUIPMENT WHOLESALE – 1.1%	Shares	Value
WESCO International, Inc. (a)	110,000	$8,383,100

INSURANCE – 3.3%
Aon PLC (b)	86,000	8,155,380
The Chubb Corporation	51,000	5,276,970
Marsh & McLennan Companies, Inc.	108,000	6,181,920
The Travelers Companies, Inc.	56,000	5,927,600
		25,541,870
MACHINERY – 5.5%
Deere & Company	42,000	3,715,740
Dover Corporation	120,000	8,606,400
Ingersoll-Rand PLC (b)	94,000	5,958,660
Parker-Hannifin Corporation	35,000	4,513,250
Pentair PLC (b)	106,000	7,040,520
Regal Beloit Corporation	108,000	8,121,600
Xylem Inc.	107,000	4,073,490
		42,029,660
MEDIA – 2.9%
Comcast Corporation – Class A	184,000	10,673,840
Discovery Communications, Inc. – Class C (a)	126,000	4,248,720
Twenty-First Century Fox, Inc. – Class B	211,000	7,783,790
		22,706,350
MISCELLANEOUS MANUFACTURING – 1.0%
Smith & Wesson Holding Corporation (a)	830,000	7,860,100

MULTILINE RETAIL – 3.5%
Dillard’s, Inc. – Class A	63,000	7,886,340
Kohls Corporation	160,000	9,766,400
Macy’s, Inc.	146,000	9,599,500
		27,252,240
OIL & GAS – 1.6%
Exxon Mobil Corporation	63,000	5,824,350
NOW Inc. (a)	252,000	6,483,960
		12,308,310

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 88.9% – continued
PHARMACEUTICALS – 1.8%	Shares	Value
Abbott Laboratories	179,000	$8,058,580
Zoetis Inc.	141,000	6,067,230
		14,125,810
REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.4%
Jones Lang LaSalle Incorporated	23,000	3,448,390

RESTAURANTS – 0.6%
The Wendy’s Company	480,000	4,334,400

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 1.6%
Entegris, Inc. (a)	294,000	3,883,740
Intel Corporation	133,000	4,826,570
Vishay Intertechnology, Inc.	273,000	3,862,950
		12,573,260
SOFTWARE – 2.1%
Microsoft Corporation	102,000	4,737,900
Oracle Corporation	251,000	11,287,470
		16,025,370
SPECIALTY RETAIL – 6.6%
Bed Bath & Beyond Inc. (a)	103,000	7,845,510
Big Lots, Inc.	190,000	7,603,800
DSW Inc. – Class A	142,000	5,296,600
Express, Inc. (a)	580,000	8,520,200
Lowe’s Companies, Inc.	97,000	6,673,600
Ross Stores, Inc.	38,000	3,581,880
The TJX Companies, Inc.	56,000	3,840,480
Vitamin Shoppe, Inc. (a)	151,000	7,335,580
		50,697,650
TELECOMMUNICATIONS – 3.0%
AT&T Inc.	236,000	7,927,240
Corning Incorporated	313,000	7,177,090
Verizon Communications, Inc.	168,000	7,859,040
		22,963,370
TEXTILES, APPAREL & LUXURY GOODS – 2.1%
Fossil Group, Inc. (a)	59,000	6,533,660

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 88.9% – continued
TEXTILES, APPAREL & LUXURY GOODS – 2.1% – continued	Shares	Value
Ralph Lauren Corporation – Class A	31,000	$5,739,960
UniFirst Corporation	31,000	3,764,950
		16,038,570
TRANSPORTATION EQUIPMENT – 1.3%
The Greenbrier Companies, Inc.	191,000	10,262,430
TOTAL COMMON STOCKS (Cost $565,474,295)		684,769,135

SHORT-TERM INVESTMENTS – 10.9%
MONEY MARKET MUTUAL FUNDS (c) – 10.9%
Fidelity Institutional Money Market Portfolio – Class I, 0.07%	16,910,587	16,910,587
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.07%	66,907,494	66,907,494
TOTAL SHORT-TERM INVESTMENTS (Cost $83,818,081)		83,818,081

TOTAL INVESTMENTS – 99.8%
(Cost $649,292,376)		768,587,216
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,679,611
TOTAL NET ASSETS – 100.0%		$770,266,827

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2014 (Unaudited)

Assets:
Investments, at value (at cost $649,292,376)	$768,587,216
Cash	23,500
Receivable for securities sold	3,056,512
Dividends and interest receivable	723,314
Receivable for capital shares sold	166,548
Other assets	88,663
Total Assets	772,645,753

Liabilities:
Payable for capital shares redeemed	157,346
Payable to Investment Manager (See Note 5)	643,301
Distribution expense payable	1,272,031
Payable for transfer agent fees and expenses	128,906
Payable for administration fees	76,536
Payable for trustees’ fees and expenses	47,817
Accrued expenses and other liabilities	52,989
Total Liabilities	2,378,926
Net Assets	$770,266,827

Net Assets Consist of:
Capital stock	$623,376,308
Accumulated net investment loss	(4,510,996)
Accumulated net realized gain on investments sold	32,106,675
Net unrealized appreciation on investments	119,294,840
Total Net Assets	$770,266,827

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$631,515,128
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	29,358,312
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$21.51

ADVISER CLASS:
Net Assets	$138,751,699
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	5,562,027
Net asset value, offering and redemption price per share	$24.95

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2014
(Unaudited)
Investment Income:
Dividend income	$5,199,729
Interest income	14,979
Total investment income	5,214,708

Expenses:
Investment management fee (See Note 5)	3,567,654
Distribution expense – Class C (See Note 6)	3,022,785
Transfer agent fees and expenses	279,102
Administration fees	227,345
Professional fees	130,989
Trustees’ fees and expenses	92,009
Accounting costs	64,842
Federal and state registration	38,258
Custody fees	32,774
Reports to shareholders	25,736
Other	46,818
Total expenses	7,528,312
Net investment loss	(2,313,604)

Realized and Unrealized Gain on Investments:
Realized gain on investments	68,220,145
Change in unrealized appreciation/depreciation on investments	1,944,070
Net realized and unrealized gain on investments	70,164,215
Net Increase in Net Assets Resulting from Operations	$67,850,611

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2014	Year Ended
	(Unaudited)	June 30, 2014
Operations:
Net investment loss	$(2,313,604)	$(4,653,840)
Net realized gain on investments	68,220,145	113,482,390
Change in unrealized appreciation/depreciation on investments	1,944,070	18,124,411
Net increase in net assets resulting from operations	67,850,611	126,952,961

Distributions to Class C Shareholders
from Net Realized Gains	(7,255,747)	—
Distributions to Adviser Class Shareholders
from Net Realized Gains	(1,274,358)	—
Total distributions to shareholders	(8,530,105)	—

Net increase (decrease) in net assets resulting
from Fund share transactions (See Note 7)	24,794,945	(33,443,833)

Total Increase in Net Assets	84,115,451	93,509,128

Net Assets:
Beginning of period	686,151,376	592,642,248
End of period	$770,266,827	$686,151,376
Accumulated net investment loss	$(4,510,996)	$(2,197,392)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2014		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value –
Beginning of Period	$19.82		$16.28	$13.06	$12.99	$10.26	$8.63
Investment Operations:
Net investment loss(1)	(0.08)		(0.15)	(0.10)	(0.07)	(0.11)	(0.09)
Net realized and unrealized
gain on investments	2.02		3.69	3.32	0.14	2.84	1.72
Total from investment operations	1.94		3.54	3.22	0.07	2.73	1.63
Distributions from net
realized gain on investments	(0.25)		—	—	—	—	—
Net Asset Value –
End of Period	$21.51		$19.82	$16.28	$13.06	$12.99	$10.26
Total Return++	9.81	%*	21.74%	24.66%	0.54%	26.61%	18.89%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.26	%**	2.27%	2.30%	2.31%	2.29%	2.31%
Net investment loss	(0.80	)%**	(0.84)%	(0.67)%	(0.59)%	(0.87)%	(0.82)%
Portfolio turnover rate(2)	33.07%		51.49%	44.43%	38.96%	39.28%	47.90%
Net assets at end of
period (000 omitted)	$631,515		$587,383	$522,348	$470,528	$548,301	$488,580

++	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months		For the		For the	For the	For the	For the
	Ended		Year		Year	Year	Year	Year
	Dec. 31,		Ended		Ended	Ended	Ended	Ended
	2014		June 30,		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2014		2013	2012	2011	2010
Net Asset Value –
Beginning of Period	$22.83		$18.59		$14.80	$14.61	$11.45	$9.56
Investment Operations:
Net investment income (loss)(1)	0.02		0.02		0.01	0.02	(0.02)	(0.01)
Net realized and unrealized
gain on investments	2.35		4.22		3.78	0.17	3.18	1.90
Total from investment operations	2.37		4.24		3.79	0.19	3.16	1.89
Distributions from net realized
gain on investments	(0.25)		—		—	—	—	—
Net Asset Value –
End of Period	$24.95		$22.83		$18.59	$14.80	$14.61	$11.45
Total Return	10.40	%*	22.81%		25.61%	1.30%	27.60%	19.77%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.26	%**	1.34	%(2)	1.55%	1.56%	1.54%	1.56%
Net investment income (loss)	0.09	%**	0.09%		0.08%	0.16%	(0.12)%	(0.07)%
Portfolio turnover rate(3)	33.07%		51.49%		44.43%	38.96%	39.28%	47.90%
Net assets at end of
period (000 omitted)	$138,752		$98,768		$70,294	$59,250	$65,043	$53,639

*	Not annualized.
**	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013 and the 0.25% 12b-1 fee was discontinued.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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OLSTEIN STRATEGIC
OPPORTUNITIES FUND

36	Letter to Shareholders

46	Expense Example

48	Schedule of Investments

52	Statement of Assets
and Liabilities

54	Statement of Operations

55	Statements of Changes
in Net Assets

56	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the year ended December 31, 2014, load-waived Class A shares of the Olstein Strategic Opportunities Fund appreciated 12.34% compared to total returns of 7.07% and 13.69% for the Russell 2500™ Index and the S&P 500® Index, respectively.  For the six-month reporting period ended December 31, 2014, load-waived Class A shares of the Olstein Strategic Opportunities Fund appreciated 6.77% compared to total returns of 1.06% for the Russell 2500™ Index and 6.12% for the S&P 500® Index over the same time period.

MARKET OUTLOOK & STRATEGY

The calm that prevailed in U.S. equity markets for most of the past three years was disrupted by an increase in market volatility during the second half of 2014, as many investors reacted negatively to the planned end of the Fed’s asset purchase program known as quantitative easing, and to rapidly falling oil prices.  Yet, despite an increase in market volatility, we are continuing to find opportunities to purchase the equity securities of what we believe to be undervalued small- to mid-sized companies meeting our stringent investment criteria.  Although we expect the market for small- to mid-sized equities to continue to be somewhat volatile in the near term, we also expect stronger economic data and improved company performance to highlight the growing

The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 12/31/14 for the one-year period, five-year period, and since inception (11/1/06), assuming deduction of the maximum Class A sales charge of 5.50% was 6.19%, 16.87% and 8.64%, respectively. Per the Fund’s 10/31/14 prospectus, the Fund’s Class A expense ratio was 1.61%. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

strength of the U.S. economy.  As in the past, we believe a key beneficiary of the improved economy will be smaller companies whose revenues come mainly from the U.S. market.

With the strong market run more than five years old, many forecasters have been contemplating a market pullback in the near future.  While there are always forecasters predicting the next downturn, we believe it is important for investors to weather market events and periods of short term volatility by favoring the equities of financially strong companies, selling at a discount to our calculations of intrinsic value based on its normalized ability to produce stable or growing free cash flow and run by managements that have a demonstrated history of deploying that cash to the benefit of shareholders.

We believe the market volatility that has characterized the start of 2015 provides an excellent opportunity to find viable undervalued investment opportunities in small- and mid-sized companies.  In our search for value, we continue to focus on three crucial, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow which in our opinion is not yet being valued by the market, and (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.

PORTFOLIO AND PERFORMANCE REVIEW

At December 31, 2014, the Fund’s portfolio consisted of 49 holdings with an average weighted market capitalization of $3.33 billion.  Throughout the reporting period ended December 31, 2014, we continued to modify the portfolio in light of the volatility in the overall market. By paying strict attention to our company valuations, we reduced or eliminated positions in which the discounts from our calculation of intrinsic value were no longer large enough to justify the size of our position.  At the same time, we increased or added new positions in what we believe to be well run, conservatively capitalized companies selling at a significant discount to our calculation of intrinsic value.

During the reporting period, the Fund initiated positions in ten companies and strategically added to established positions in another sixteen companies.  Positions initiated during the reporting period include: Blount International, Inc., Daktronics, Inc., DSW Inc., First Niagara Financial Group, Fox Factory Holding Corp., Lifetime Brands, Patterson Companies, Wabash National Corp., The Wendy’s Company, and Wesco International Inc.  During the reporting period, the Fund eliminated its holdings in twelve companies and strategically reduced its holdings in another three companies.  The Fund eliminated or reduced its holdings in companies that either

OLSTEIN STRATEGIC OPPORTUNITIES FUND

reached our valuation levels, or where, in our opinion, changing conditions or new information resulted in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  During the quarter, the Fund eliminated its holdings in Aegion Corp., Ann Inc., Avery Dennison Corp., AVX Corp., CareFusion Corp., Charles River Laboratories, Ethan Allen Interiors, International Game Technology, PetSmart, Inc., Teleflex Inc., UFP Technologies and URS Corp.

As reported in our last letter to shareholders, URS Corporation and International Game Technology entered into merger agreements with strategic acquirers during the reporting period, resulting in the sale of both companies from the Fund’s portfolio as the price of each company’s stock reached our valuation.  We also sold specialty retailer, Ann Inc., following a March 2014 announcement of a significant private equity investor establishing a material position.  Increased scrutiny from activist investors during the reporting period caused the company’s stock price to rise fairly rapidly to our valuation level.  As value investors who usually have to wait patiently for a company to improve operating results and for the market to ultimately recognize the value we see, these acquisitions and private equity investments not only came as a pleasant surprise, they allowed us to reach our value in each company over a much shorter holding period.

Our Leaders

The stocks which contributed positively to performance for the six-month reporting period include: PetSmart Inc., Janus Capital Group, CareFusion Corp., Sealed Air Corp. and Patterson Companies. As of December 31, 2014, the Fund maintained positions in Janus Capital Group, Sealed Air Corp. and Patterson Companies, Inc.  On December 14, 2014, PetSmart announced that it had entered into definitive agreement to be acquired by private equity firm BC Partners for $83 per share in cash.  The Fund sold its holdings in PetSmart as the price of the company’s stock approached the announced acquisition price representing a substantial premium to the Fund’s average cost for PetSmart.  Similarly, on October 5, 2014, Becton Dickinson announced that it had entered into a definitive agreement to acquire CareFusion for $58 per share. The Fund sold its holdings in CareFusion as the price of the company’s stock approached the announced acquisition price representing a substantial premium to the Fund’s average cost for the company’s stock.

Our Laggards

Laggards during the six month reporting period include: Smith & Wesson Holding Corp., NOW Inc., Potbelly Corp., Aegion Inc. and Standard Motor

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Products.  At the close of the reporting period, the Fund continues to hold Smith & Wesson, NOW Inc., Potbelly Corp. and Standard Motor Products in its portfolio.  The Fund eliminated its position in industrial goods/infrastructure company Aegion Corp., after we lost confidence in company management and its ability to effectively implement a clear, consistent strategy.  We were initially attracted by the company’s prospects, approximately three years ago, as it transitioned from a company whose earnings were dominated by municipal sewer servicing to being a well-rounded pipeline service provider with increased exposure to energy and mining and structural and construction businesses.  During the recent stages of this transition, however, management has continued to provide excuses for underperforming business segments and overall poor company performance without articulating a clear strategy for moving forward.

REVIEW OF ACTIVIST HOLDINGS

As of December 31, 2014, the Fund was invested in twelve activist situations, representing approximately 28% of the Fund’s equity investments, and two of its top ten holdings.  In general, these situations fit our definition of an activist investment where an outside investor, usually a hedge fund, private equity investor, or Olstein Capital Management seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s activist holdings as of December 31, 2014, include recreational vehicle manufacturer, Arctic Cat, agricultural machine and equipment manufacturer, Blount International, department store, Dillard’s Inc., aerospace and defense products manufacturer, Esterline Technologies Corp., specialty apparel and accessory retailer, Express Inc., recreational vehicle suspension products manufacturer, Fox Factory Holding Corp., money management firms, Janus Capital Group and Legg Mason Inc.; kitchenware and housewares manufacturer, Lifetime Brands Inc., specialty eatery, Potbelly Inc., specialty retailer of nutritional products, Vitamin Shoppe Inc. and fast-food restaurant chain, The Wendy’s Company.  We continue to monitor the operational progress of the companies’ as well as activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future free cash flow from operations.

With each of our activist situations, one of the most important variables we consider, especially during tough economic times, is “how long do we expect it to take for this company to improve its operations and results?”  Although

OLSTEIN STRATEGIC OPPORTUNITIES FUND

we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time (two years or less), notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for operating results to start improving if we are being sufficiently rewarded for the risk, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

OUR OUTLOOK FOR ACTIVIST INVESTING IN 2015

The past year proved an excellent year for the Fund, driven in great part by the Fund’s activist holdings. During 2014, an extraordinary number of companies in the Fund’s portfolio – eight companies representing approximately 20% of the Fund’s equity investments – were the subject of corporate actions including activist campaigns and takeover offers.  Six of these corporate actions were takeover offers which resulted in buyouts of portfolio companies at a significant premium to the Fund’s average cost of each holding.  Additionally, the Fund’s unique approach to value and activist investing received flattering media recognition in an October 14, 2014 article by Reuter’s entitled, “The Mutual Fund that Reads Like a Cheat Sheet for Activists.”

We expect the surge in activist investing of the past two years to continue into 2015. As the economic recovery continues to unfold in a somewhat uneven manner, we expect that equity markets should provide ample opportunities to identify suitable activist situations for the Fund’s portfolio.  Four primary reasons lie behind our expectations: (1) record amounts of liquid cash on corporate balance sheets that may represent a significant source of untapped value; (2) a bumpy road to more “normal” operating conditions should result in an increased ability to identify companies having the potential to improve operating results in the not too distant future, but because it has not yet given overt evidence of this improvement, it is not yet being valued according to its normalized ability to produce future free cash flow; (3) louder calls for stronger corporate governance from investors and regulatory bodies alike are likely to increase management responsiveness to shareholders; and (4) a growing commitment of capital to activist strategies and funds.  In fact, according to Hedge Fund Research, four prominent activist funds had grown their assets under management by $9.4 billion during the first half of 2014 to a total of $111 billion – gaining more during the first six months of 2014 than during the previous two years combined.

According to FactSet Research, corporate cash balances of non-financial companies in the S&P 500 Index totaled $1.37 trillion at the close of the

OLSTEIN STRATEGIC OPPORTUNITIES FUND

third quarter of 2014.  Although this amount reflected no year-over-year growth in S&P 500 corporate cash balances, it serves as a barometer of the extremely high historical cash balances that sit on many corporate balance sheets.  In many cases, a high cash balance may represent an underperforming corporate asset that, when properly deployed, could significantly increase a company’s long-term shareholder value.  In 2015, we expect these high cash balances to continue to draw the attention of activist investors seeking alternative uses for cash balances earning extremely low rates of return as well as those activists challenging the mindset of company management teams maintaining high cash balances from a defensive posture.

As the economy improves and markets place greater focus on company fundamentals and operating profits, we expect to see greater emphasis on the value enhancement strategies we favor as an activist investor for those companies that temporarily lag their competitors and peers.  We believe that in 2015, as the recession fades into memory, activists will target those companies waiting for overall economic improvement and growth to lift their fortunes and pressure them to improve operating results.  For us, a rise in operational activism – activism that focuses on a company’s operations as opposed to financial engineering or protracted proxy battles – is a welcome development.  We also expect that more companies should be receptive to adopting strategic alternatives in order to undertake much-needed turnarounds in hopes of improving their operating results.  We believe this will be especially true for companies approached by those activists with a proven track record of helping a company implement successful turnarounds.

From our perspective as investors who focus on small- to mid-sized companies, one of the most interesting expectations for activist investing was discussed in Schulte Roth & Zabel’s recent Shareholder Activism Insight report (October 2014), regarding the size of companies activist expect to target over the next twelve to twenty-four months.  The report concluded that more than half of the U.S. activist respondents favor the $250 million to $500 million market cap range while the remaining respondents are split between the $500 million to $750 million range and the less than $250 million range.

Our Approach to Activist Situations

Since its launch in November 2006, the Fund has maintained a significant commitment to activist situations with an average activist exposure of 25% of total equity investments since inception. The Fund’s activist exposure reached a high of 39% of equity investments during the second quarter of 2008 and a low of 7% of equity investments during the second quarter of 2009 (as the Fund committed its capital to compelling value situations created by the market lows of March 2009 in lieu of longer-term activist situations).

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Throughout 2015, we will actively seek additional investments for the Fund’s portfolio that fit our approach to activist investing.  The criteria for our activist investments includes: companies whose stock prices are significantly below our determination of private market value based on its normalized ability to generate and/or grow future free cash flow; companies that may be overcapitalized; companies with strong brands or franchises but suffering the effects of bad strategic decisions; as well as companies with non-core, underutilized, underperforming or non-productive assets.  Even though a potential activist investment may be characterized by one of these attributes, we also look for specific financial characteristics that, from our past experience, strongly favor pursuit of an activist agenda.  These financial characteristics include:

•	High cash balances and/or conservative balance sheets able to withstand short term economic or company problems
•	Reliable and steady cash flow combined with low returns on invested capital
•	Questionable past merger & acquisition activity
•	Unrelated businesses or divisions which may have more value as stand-alone entities
•	Extremely low valuation multiples
•	Consistent earnings underperformance

Although a company may exhibit one or more of these characteristics and we may develop high-conviction recommendations that the problems can be solved, it is important to note that we must first consider the company’s legal, capital and corporate governance structures before deciding if the company is a suitable target for an activist agenda.  Most of the activist situations we have successfully worked through were opportunities created by management missteps and were characterized by one or more of the characteristics previously described.

FINAL THOUGHTS

As investors, we remind you that our challenge is to develop a thorough understanding of how a company’s operations can generate sustainable free cash flow over a complete business cycle – (during growing, stagnant, or deteriorating economic conditions).  We believe it is also important to understand the role company management must play regarding the prospects for each of the companies in our portfolio.  We spend a great deal of time understanding and forecasting how management’s decisions are likely to affect a company’s future free cash flow and ultimately the value of the business.  As 2015 unfolds, we believe those companies with strong management teams having a proven track record of creating shareholder value over time will have a substantial strategic advantage as economic growth accelerates.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Since we launched the Olstein Strategic Opportunities Fund, we have identified many small- to mid-sized companies that have successfully navigated the turbulent waters of recession and recovery to adapt, invest, grow, and restructure for the future.  We intend to stay the course as we continue to invest in companies that, in our opinion, have the financial strength to ride out current market jitters while offering favorable long-term business prospects.  We appreciate your trust and remind you that our money is invested alongside yours.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/14 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500® Index is an unmanaged index created by The Russell Investment Group. The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® Index includes the smallest 2500 securities in the Russell 3000® Index. The Russell 2500® Index is not an investment product available for purchase.  The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

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Olstein Strategic Opportunities Fund
Expense Example as of December 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 – December 31, 2014.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/14	12/31/14	7/1/14 – 12/31/14
Actual
Class A	$1,000.00	$1,067.70	$ 8.34
Class C	$1,000.00	$1,064.10	$12.23

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.14	$ 8.13
Class C	$1,000.00	$1,013.36	$11.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365.

Allocation of Portfolio Assets as a percentage of investments
December 31, 2014 (Unaudited)

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2014 (Unaudited)

COMMON STOCKS – 96.0%
AEROSPACE & DEFENSE – 2.2%	Shares	Value
Esterline Technologies Corporation (a)	28,000	$3,071,040

AIRLINES – 2.4%
Spirit Airlines, Inc. (a)	44,000	3,325,520

AUTO COMPONENTS – 7.8%
Dorman Products, Inc. (a)	59,000	2,847,930
Fox Factory Holding Corp. (a)	166,000	2,694,180
Miller Industries, Inc.	76,000	1,580,040
Standard Motor Products, Inc.	100,000	3,812,000
		10,934,150
CAPITAL MARKETS – 6.0%
Janus Capital Group Inc.	303,000	4,887,390
Legg Mason, Inc.	65,000	3,469,050
		8,356,440
CHEMICALS – 2.2%
Sensient Technologies Corporation	52,000	3,137,680

COMMERCIAL BANKS – 1.0%
First Niagara Financial Group, Inc.	173,000	1,458,390

COMMERCIAL SERVICES & SUPPLIES – 5.4%
ABM Industries Incorporated	128,000	3,667,200
ADT Corp.	62,000	2,246,260
Steelcase Inc. – Class A	95,000	1,705,250
		7,618,710
COMMUNICATIONS EQUIPMENT – 1.7%
Harmonic Inc. (a)	340,000	2,383,400

COMPUTERS & PERIPHERALS – 2.6%
Teradata Corporation (a)	84,000	3,669,120

CONTAINERS & PACKAGING – 1.9%
Sealed Air Corporation	64,000	2,715,520

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.0% – continued
ELECTRONIC EQUIPMENT & INSTRUMENTS – 5.4%	Shares	Value
Daktronics, Inc.	175,000	$2,189,250
GSI Group Inc. (a) (b)	223,000	3,282,560
Itron, Inc. (a)	50,000	2,114,500
		7,586,310
ENVIRONMENTAL CONTROL – 2.1%
CECO Environmental Corp.	193,000	2,999,220

HEALTH CARE PRODUCTS – 2.2%
Integra LifeSciences Holdings Corporation (a)	57,000	3,091,110

HEALTH CARE PROVIDERS & SERVICES – 1.8%
Patterson Companies Inc.	51,000	2,453,100

HOUSEHOLD DURABLES – 4.6%
Harman International Industries, Incorporated	37,000	3,948,270
Lifetime Brands, Inc.	143,000	2,459,600
		6,407,870
INDUSTRIAL EQUIPMENT WHOLESALE – 2.5%
WESCO International, Inc. (a)	46,000	3,505,660

MACHINERY – 4.4%
Blount International, Inc. (a)	6,000	105,420
Kadant Inc.	40,000	1,707,600
Regal Beloit Corporation	40,000	3,008,000
Xylem Inc.	36,000	1,370,520
		6,191,540
MISCELLANEOUS MANUFACTURING – 2.9%
Smith & Wesson Holding Corporation (a)	425,000	4,024,750

MULTILINE RETAIL – 5.1%
Dillard’s, Inc. – Class A	29,000	3,630,220
Macy’s, Inc.	54,000	3,550,500
		7,180,720
OIL & GAS -2.0%
NOW Inc. (a)	106,000	2,727,380

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.0% – continued
PHARMACEUTICALS – 1.3%	Shares	Value
Nutraceutical International Corporation (a)	85,000	$1,832,600

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.4%
Jones Lang LaSalle Incorporated	13,000	1,949,090

RECREATIONAL VEHICLES – 2.1%
Arctic Cat Inc.	83,000	2,946,500

RESTAURANTS – 2.9%
Potbelly Corporation (a)	165,000	2,123,550
The Wendy’s Company	210,000	1,896,300
		4,019,850
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 3.4%
Entegris, Inc. (a)	209,000	2,760,890
Vishay Intertechnology, Inc.	144,000	2,037,600
		4,798,490
SPECIALTY RETAIL – 9.5%
Big Lots, Inc.	88,000	3,521,760
DSW Inc. – Class A	86,000	3,207,800
Express, Inc. (a)	212,000	3,114,280
Vitamin Shoppe, Inc. (a)	71,000	3,449,180
		13,293,020
TEXTILES, APPAREL & LUXURY GOODS – 4.5%
Culp, Inc.	140,000	3,035,200
Rocky Brands, Inc.	91,000	1,206,660
UniFirst Corporation	17,000	2,064,650
		6,306,510
TRANSPORTATION EQUIPMENT – 4.7%
The Greenbrier Companies, Inc.	83,000	4,459,590
Wabash National Corporation (a)	170,000	2,101,200
		6,560,790
TOTAL COMMON STOCKS (Cost $117,940,568)		134,544,480

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

SHORT-TERM INVESTMENTS – 3.3%
MONEY MARKET MUTUAL FUNDS (c) – 3.3%	Shares	Value
Fidelity Institutional Money Market Portfolio – Class I, 0.07%	275,709	$275,709
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.07%	4,348,587	4,348,587
TOTAL SHORT-TERM INVESTMENTS (Cost $4,624,296)		4,624,296

TOTAL INVESTMENTS – 99.3%
(Cost $122,564,864)		139,168,776
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		930,138
TOTAL NET ASSETS – 100.0%		$140,098,914

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2014 (Unaudited)

Assets:
Investments, at value (at cost $122,564,864)	$139,168,776
Receivable for securities sold	746,971
Receivable for capital shares sold	748,245
Dividends and interest receivable	79,518
Other assets	53,188
Total Assets	140,796,698

Liabilities:
Payable for securities purchased	422,104
Payable for capital shares redeemed	16,556
Payable to Investment Manager (See Note 5)	102,940
Distribution expense payable	95,740
Payable for transfer agent fees and expenses	17,769
Payable for administration fees	15,051
Payable for trustees’ fees and expenses	8,103
Accrued expenses and other liabilities	19,521
Total Liabilities	697,784
Net Assets	$140,098,914

Net Assets Consist of:
Capital stock	$120,105,023
Accumulated net investment loss	(486,314)
Accumulated net realized gain on investments sold	3,876,293
Net unrealized appreciation on investments	16,603,912
Total Net Assets	$140,098,914

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$109,725,017
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	6,219,385
Net asset value and redemption price per share	$17.64
Maximum offering price per share	$18.67

CLASS C:
Net Assets	$30,373,897
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,840,975
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$16.50

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2014
(Unaudited)
Investment Income:
Dividend income	$603,511
Interest income	1,150
Total investment income	604,661

Expenses:
Investment management fee (See Note 5)	616,078
Distribution expense – Class A (See Note 6)	119,018
Distribution expense – Class C (See Note 6)	140,004
Transfer agent fees and expenses	52,716
Administration fee	43,663
Professional fees	31,268
Federal and state registration	25,520
Accounting costs	16,317
Trustees’ fees and expenses	15,788
Custody fees	11,794
Reports to shareholders	5,174
Interest expense (See Note 8)	248
Other	6,250
Total expenses	1,083,838
Expense recoupment by Investment Manager (See Note 5)	7,137
Net expenses	1,090,975
Net investment loss	(486,314)

Realized and Unrealized Gain on Investments:
Realized gain on investments	9,063,902
Change in unrealized appreciation/depreciation on investments	(208,672)
Net realized and unrealized gain on investments	8,855,230
Net Increase in Net Assets Resulting from Operations	$8,368,916

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2014	Year Ended
	(Unaudited)	June 30, 2014
Operations:
Net investment loss	$(486,314)	$(738,319)
Net realized gain on investments	9,063,902	11,998,781
Change in unrealized appreciation/depreciation on investments	(208,672)	7,006,300
Net increase in net assets resulting from operations	8,368,916	18,266,762

Distributions to Class A Shareholders
from Net Realized Gains	(10,294,773)	(3,302,413)
Distributions to Class C Shareholders
from Net Realized Gains	(3,101,269)	(1,100,507)
Total distributions to shareholders	(13,396,042)	(4,402,920)

Net increase in net assets resulting
from Fund share transactions (Note 7)	31,303,003	44,515,237

Total Increase in Net Assets	26,275,877	58,379,079

Net Assets:
Beginning of period	113,823,037	55,443,958
End of period	$140,098,914	$113,823,037
Accumulated net investment loss	$(486,314)	$—

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2014		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value –
Beginning of Period	$18.34		$15.35	$11.60	$11.79	$8.57	$7.08
Investment Operations:
Net investment loss(1)	(0.06)		(0.12)	(0.09)	(0.07)	(0.10)	(0.06)
Net realized and unrealized
gain (loss) on investments	1.23		4.06	3.84	(0.12)	3.32	1.55
Total from investment operations	1.17		3.94	3.75	(0.19)	3.22	1.49
Distributions from net
realized gain on investments	(1.87)		(0.95)	—	—	—	—
Net Asset Value –
End of Period	$17.64		$18.34	$15.35	$11.60	$11.79	$8.57
Total Return++	6.77	%*	26.25%	32.33%	(1.61)%	37.57%	21.05%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	1.59	%**	1.60%	1.76%	1.98%	2.06%	2.31%
After expense waiver and/or reimbursement	1.60	%**	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(0.61	)%**	(0.69)%	(0.80)%	(1.02)%	(1.37)%	(1.37)%
After expense waiver and/or reimbursement	(0.62	)%**	(0.69)%	(0.64)%	(0.64)%	(0.91)%	(0.66)%
Portfolio turnover rate(2)	42.56%		60.25%	39.95%	47.53%	61.37%	69.78%
Net assets at end of
period (000 omitted)	$109,725		$87,456	$42,158	$17,936	$13,604	$7,112

++	Total returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2014		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value –
Beginning of Period	$17.33		$14.66	$11.16	$11.43	$8.37	$6.96
Investment Operations:
Net investment loss(1)	(0.11)		(0.23)	(0.18)	(0.15)	(0.17)	(0.12)
Net realized and unrealized
gain (loss) on investments	1.15		3.85	3.68	(0.12)	3.23	1.53
Total from investment operations	1.04		3.62	3.50	(0.27)	3.06	1.41
Distributions from net
realized gain on investments	(1.87)		(0.95)	—	—	—	—
Net Asset Value –
End of Period	$16.50		$17.33	$14.66	$11.16	$11.43	$8.37
Total Return++	6.41	%*	25.28%	31.36%	(2.36)%	36.56%	20.26%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.34	%**	2.35%	2.51%	2.73%	2.81%	3.06%
After expense waiver and/or reimbursement	2.35	%**	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.36	)%**	(1.44)%	(1.55)%	(1.77)%	(2.12)%	(2.12)%
After expense waiver and/or reimbursement	(1.37	)%**	(1.44)%	(1.39)%	(1.39)%	(1.66)%	(1.41)%
Portfolio turnover rate(2)	42.56%		60.25%	39.95%	47.53%	61.37%	69.78%
Net assets at end of
period (000 omitted)	$30,374		$26,367	$13,286	$8,993	$9,493	$7,042

++	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995, and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999, and were subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6 through October 30, 2013 and was eliminated thereafter.  The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on a national securities exchange or reported on the NASDAQ NMS and Small Cap exchanges, are valued at their fair value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees (the “Board”).  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$181,832,360	$—	$—	$181,832,360
Industrials	168,115,830	—	—	168,115,830
Financials	119,108,060	—	—	119,108,060
Information Technology	78,958,415	—	—	78,958,415
Health Care	70,111,860	—	—	70,111,860
Materials	34,768,330	—	—	34,768,330
Energy	18,599,190	—	—	18,599,190
Consumer Staples	13,275,090	—	—	13,275,090
Total Equity	684,769,135	—	—	684,769,135
Short-Term Investments	83,818,081	—	—	83,818,081
Total Investments in Securities	$768,587,216	$—	$—	$768,587,216

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Consumer Discretionary	$52,921,220	$—	$—	$52,921,220
Industrials	44,731,890	—	—	44,731,890
Financials	11,763,920	—	—	11,763,920
Information Technology	11,002,660	—	—	11,002,660
Materials	5,853,200	—	—	5,853,200
Health Care	5,544,210	—	—	5,544,210
Energy	2,727,380	—	—	2,727,380
Total Equity	134,544,480	—	—	134,544,480
Short-Term Investments	4,624,296	—	—	4,624,296
Total Investments in Securities	$139,168,776	$—	$—	$139,168,776

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after December 31, 2014 and determined that there was a significant subsequent event that would require adjustment to or additional disclosure in these financial statements.  The Board is holding a special meeting on February 27, 2015 to consider adding Adviser Class shares to the Strategic Fund.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

THE OLSTEIN FUNDS

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.  Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis deemed fair and equitable by the Trustees.

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$217,283,202	$232,330,123
Strategic Fund	$ 65,585,247	$ 50,954,439

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$569,590,901	$97,929,711
Gross unrealized appreciation	$125,561,615	$19,840,749
Gross unrealized depreciation	(8,210,845)	(3,193,799)
Net unrealized appreciation	$117,350,770	$16,646,950
Undistributed ordinary income	—	24,066
Undistributed long-term capital gain	—	8,350,001
Total distributable earnings	—	8,374,067
Other accumulated losses	$(29,780,757)	$—
Total accumulated gains	$87,570,013	$25,021,017

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the Strategic Fund.

At June 30, 2014, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Fund
Expiring in 2018	$27,583,365	$ —

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unexpired and unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended June 30, 2014, the All Cap Value Fund utilized capital loss carryforwards of $113,482,390.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain

THE OLSTEIN FUNDS

their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.
At June 30, 2014, the Funds deferred, on a tax basis, post-December ordinary late-year losses of:

All Cap Value Fund	$2,197,392
Strategic Fund	$ —

The tax components of dividends paid by the Funds during the periods ended December 31, 2014 and June 30, 2014 were as follows:

	Six Months Ended	Year Ended
All Cap Value Fund	December 31, 2014	June 30, 2014
Ordinary Income	$—	$—
Long-Term Capital Gain	$8,530,105	$—
Strategic Fund
Ordinary Income	$1,555,802	$981,620
Long-Term Capital Gain	$11,840,240	$3,421,300

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2014.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2011 through June 30, 2014. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2014.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5	Investment Management Fee and Other Agreements The Funds employ Olstein as the investment manager. Pursuant to investment management agreements with the Funds, the Investment Manager selects

THE OLSTEIN FUNDS

investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the six months ended December 31, 2014, the All Cap Value Fund incurred investment management fees of $3,567,654, with $643,301 payable to the Investment Manager as of December 31, 2014.  For the same period, the Strategic Fund incurred management fees of $616,078, with $102,940 net payable to the Investment Manager as of December 31, 2014.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2015 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.  The Investment Manager recouped $7,137 in previously waived fees and expenses during the six months ended December 31, 2014.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2015	$77,068
2016	60,142
2017	2,278
Total	$139,488

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

THE OLSTEIN FUNDS

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00%, per annum of the Fund’s average daily net assets of Class C shares.  The Board voted to terminate the 12b-1 Plan for the Adviser Class shares, effective October 31, 2013.  For the six months ended December 31, 2014, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plan were $3,022,785 for Class C shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the six months ended December 31, 2014, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $119,018 for Class A and $140,004 for Class C shares.  For the six months ended December 31, 2014, Olstein retained $21,887 from sales charges on the Strategic Fund Class A shares.  During the six months ended December 31, 2014, Olstein received contingent deferred sales charges from redeeming shareholders in the amounts of $1,034 and $2,297 for the All Cap Value Fund and the Strategic Fund, respectively.

During the six months ended December 31, 2014, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

THE OLSTEIN FUNDS

7
Fund Shares  At December 31, 2014, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Six Months Ended		Year Ended
	December 31, 2014		June 30, 2014
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	440,407	$9,009,708	778,931	$14,296,594
Shares issued to shareholders
in reinvestment of distributions	325,545	6,895,036	—	—
Shares redeemed	(1,046,534)	(21,343,269)	(3,222,080)	(59,082,383)
Net decrease	(280,582)	$(5,438,525)	(2,443,149)	$(44,785,789)

Shares Outstanding:
Beginning of period	29,638,894		32,082,043
End of period	29,358,312		29,638,894

	Six Months Ended		Year Ended
	December 31, 2014		June 30, 2014
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	1,422,782	$34,595,129	1,038,439	$21,738,821
Shares issued to shareholders
in reinvestment of distributions	43,321	1,063,522	—	—
Shares redeemed	(230,030)	(5,425,181)	(494,480)	(10,396,865)
Net increase	1,236,073	$30,233,470	543,959	$11,341,956

Shares Outstanding:
Beginning of period	4,325,954		3,781,995
End of period	5,562,027		4,325,954
Total Net Increase (Decrease)		$24,794,945		$(33,443,833)

THE OLSTEIN FUNDS

Strategic Fund
	Six Months Ended		Year Ended
	December 31, 2014		June 30, 2014
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	1,824,111	$32,935,873	2,631,776	$45,049,508
Shares issued to shareholders
in reinvestment of distributions	574,233	9,733,245	189,338	3,180,885
Shares redeemed	(947,935)	(16,670,749)	(798,339)	(13,742,662)
Net increase	1,450,409	$25,998,369	2,022,775	$34,487,731

Shares Outstanding:
Beginning of period	4,768,976		2,746,201
End of period	6,219,385		4,768,976

	Six Months Ended		Year Ended
	December 31, 2014		June 30, 2014
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	299,875	$5,105,752	687,127	$11,221,578
Shares issued to shareholders
in reinvestment of distributions	180,165	2,857,420	64,042	1,020,826
Shares redeemed	(160,387)	(2,658,538)	(136,261)	(2,214,898)
Net increase	319,653	$5,304,634	614,908	$10,027,506

Shares Outstanding:
Beginning of period	1,521,322		906,414
End of period	1,840,975		1,521,322
Total Net Increase		$31,303,003		$44,515,237

8
Line of Credit  The All Cap Value Fund and the Strategic Fund have uncommitted lines of credit of $50 million and $10 million, respectively, with U.S. Bank, N.A. (the “Bank”), which mature on May 19, 2015, to be used for liquidity purposes. To the extent that the line is utilized, it will be collateralized by securities in the Fund’s portfolio. The interest rate on any borrowings is the Bank’s announced prime rate, which was 3.25% on December 31, 2014.

During the six months ended December 31, 2014, the All Cap Value Fund did not draw upon the line of credit.  During the six months ended December 31, 2014, the Strategic Fund had average outstanding borrowings of $14,902 under the line of credit and paid a weighted average

THE OLSTEIN FUNDS

interest rate of 3.25%. The October 16, 2014 balance of $2,742,000 was the maximum borrowings during the period.
9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 10, 2014, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages the Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were

THE OLSTEIN FUNDS

approved by the full Board, as well as by the Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“Independent Trustees”).  As part of the process of evaluating the renewal of the proposed investment management agreements, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal. Such information included reports on each Fund’s investment performance, fees and expenses, portfolio composition, sales and redemptions along with related information about the scope and quality of services provided by the Adviser and periodic reports relating to portfolio management and compliance with each Fund’s investment policies and restrictions. The information specifically requested by the Board in connection with the proposed renewal included special reports based on information prepared by an independent third party comparing each Fund’s investment performance with relevant benchmark indices and with that of other comparable mutual funds, and comparing each Fund’s management fee and overall expense levels with those of other comparable mutual funds.

The Independent Trustees reviewed and discussed the materials provided by management in connection with the proposed renewals of the Management Agreements.  In considering the Management Agreements, the Independent Trustees relied on a memorandum provided by legal counsel, which set forth the Independent Trustees’ obligations under Section 15(c) of the Investment Company Act of 1940, as well as a grid which identified factors that the Independent Trustees should evaluate in determining whether to renew the Management Agreements.  The Independent Trustees discussed their responsibilities in connection with the proposed renewal of the agreements for the All Cap Fund and the Strategic Fund.

To determine whether to renew the Management Agreements, the Independent Trustees considered the following factors:  (1) the nature and quality of the services provided to the Funds by the Adviser; (2) an examination of each Fund’s performance compared to its respective benchmark indices and the performance of comparable funds; (3) periodic meetings with the Adviser’s portfolio managers to judge competence and determine their responsibilities; (4) the Adviser’s costs for providing the services and the profitability of the Funds’ business to the Adviser; (5) fees and expenses incurred by the Funds and their shareholders; (6) economies of scale in relation to the

THE OLSTEIN FUNDS

fee schedule; and (7) an evaluation of soft dollar benefits and any other benefits to the Adviser or the Funds as a result of the relationship between the Funds and the Adviser.

In reviewing the nature and quality of services provided by the Adviser, the Independent Trustees recognized that the Olstein investment philosophy and its “private equity market valuation” and assessment of “quality of earnings” techniques are uncommonly detailed and have a positive impact on the Adviser’s ability to select investments and to determine the appropriate time to purchase and sell investments. The Independent Trustees recognized that Mr. Robert Olstein, the Adviser’s founder and Chief Investment Officer, is a well-known investment expert in the financial community and recognized for his astute investment insights.  However, Mr. Olstein is only one of seven investment professionals, including Eric Heyman, who is the co-portfolio manager of each Fund, that devote time and resources to the Funds. Accordingly, the Independent Trustees acknowledged that the Adviser devotes significant professional resources to the Funds.  The Independent Trustees noted, in particular, that the Adviser had not reduced investment management staff during the last bear market and found that this commitment to the Adviser’s long term investment process was evidence of the high quality of service provided to the Funds.

The Independent Trustees also acknowledged that the Adviser provides “important ancillary services” to the Funds, such as providing: (i) support and compensation to key officers; (ii) vendor oversight; (iii) interaction with legal counsel and trustees; (iv) regulatory compliance services; (v) assistance to the selling dealer group with respect to broker presentations and conference calls; (vi) marketing material preparation and distribution; (vii) compilation and maintenance of relevant performance data; (viii) media relations; (ix) maintenance of the Funds’ website; and (x) payment of revenue sharing and other related fees.  In connection with these ancillary services, the Independent Trustees noted that the Adviser provides extensive monitoring and due diligence of key service providers.  The Independent Trustees were satisfied with such services.

Because of the importance of Fund performance to shareholders, the Independent Trustees examined with some care the Funds’ performance against indices and appropriate peer groups.  In particular, the Independent Trustees examined the performance of the All Cap Fund (Class C) compared to a Lipper, Inc. peer group.  The data provided in the Funds’ Board of Trustees

THE OLSTEIN FUNDS

materials through June 30, 2014 for the All Cap Fund showed that the Class C share performance was in the following quartiles of its Lipper, Inc. peer group for the most recent one-year, three-year, five-year, ten-year, and fifteen-year time period, respectively:  3rd, 2nd, 3rd, 4th, and 2nd.  The Independent Trustees also reviewed the performance of the All Cap Fund through June 30, 2014 compared to the S&P 500® Index and the Russell 3000® Index.  The All Cap Fund Class C shares outperformed the S&P 500® Index for the fifteen-year and “since inception” time periods.  However, for the remaining time periods, the All Cap Fund Class C shares had underperformed such index.  The All Cap Fund Class C shares had also outperformed the Russell 3000® Index for the fifteen-year and “since inception” time periods.  However, for the remaining time periods, the All Cap Fund Class C shares had underperformed such index.  The results for the Adviser Class shares of the All Cap Value Fund were similar although not identical.  (No results were provided for the Adviser Class shares for the 15-year time period as compared to the indices as the class did not yet have 15 years of performance.)

The Independent Trustees also examined the All Cap Fund’s performance against a peer group (Large-Cap Blend) selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, Inc. the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the All Cap Fund Class C shares at August 31, 2014 were in the 3rd quartile, 2nd quartile, 2nd quartile, 4th quartile, and 1st quartile of performance for the one-year, three-year, five-year, ten-year, and fifteen-year time periods, respectively.

Based on risk-adjusted investment information provided by management of the Funds, the excellent results since inception were not obtained at the expense of undertaking substantial additional risk.  On the contrary, the All Cap Fund has a Sharpe Ratio and a Sortino Ratio that compared favorably to those of the indices.

Based on the foregoing factors, the Independent Trustees found that the long-term performance of the All Cap Fund was excellent but that the Fund’s performance in the one, three, five and ten-year time periods was around median.  Nonetheless, the Independent Trustees were impressed with the Adviser’s dedication to its investment management style and practice.

The Independent Trustees also reviewed the performance through June 30, 2014 of the Strategic Fund compared to a Lipper, Inc. peer group.  The Strategic Fund had performance which was in the 1st quartile of the Lipper,

THE OLSTEIN FUNDS

Inc. peer group in the one-year, three-year, and five-year time periods for both classes of shares, except that the Class C shares were in the second quartile of performance for the 1-year time period.  The Independent Trustees also reviewed such Fund’s performance through June 30, 2014 compared to the S&P 500® Index and Russell 2500® Index.  The Class A shares and Class C shares of the Strategic Fund had outperformed the S&P 500® Index for the one-year, three-year, five-year, and “since inception” time periods and the Class A shares had also outperformed the Russell 2500® Index for all time periods.  The Class C shares had outperformed the Russell 2500® Index for the three-year time period.  The Independent Trustees also examined the Strategic Fund against a peer group (Small Cap Blend) selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, Inc., the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the Class C shares of the Strategic Fund at August 31, 2014 was in the first quartile for each of the one-year, three-year, and five-year time periods.

The Independent Trustees then considered the Funds’ costs.  Prior to the Funds’ Board of Trustees meeting, they had reviewed a comparison of expenses and investment advisory fees which showed that the All Cap Value Fund’s total expense ratios were both in the highest quartile of such Fund’s Lipper, Inc. category.  The Trustees also noted that the All Cap Fund’s 1.00% advisory fee was in the highest quartile of its Lipper, Inc. category.  The Adviser stated that it had no plans to limit expenses or waive any fee for the All Cap Fund.  The Independent Trustees acknowledged that the expense ratios and advisory fees were very high.  However, they noted that a contributing factor to the high expense ratio for the Class C shares was the high 12b-1 fee which the All Cap Fund had to charge to get competitive distribution opportunities and that the Independent Trustees believed that such fees helped stockholders in the long run.  Apropos of this observation, the Independent Trustees noted that the expense ratio for the Adviser Class shares was closer to the Lipper, Inc. average expense ratio due to the absence of a 12b-1 fee for such class and was more comparable to the expense ratios of other funds without Class C shares.

Because the Adviser obtains economies of scale with larger amounts of assets under management, the Trustees examined the current break points in the fee schedule for the All Cap Fund.  The Trustees expressed a hope that stockholders would be able to benefit from such break points if the All Cap Fund could achieve the necessary scale.

THE OLSTEIN FUNDS

The Lipper, Inc. comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios, after contractual fee waivers, were in the fourth (highest) quartile and the third quartile, respectively, of such Fund’s Lipper, Inc. category.  The Independent Trustees also noted that the Strategic Fund’s 1.00% advisory fee was also in the highest quartile of its Lipper, Inc. category.  Nonetheless, the Independent Trustees believed that the fee was appropriate in light of the high quality of service provided, the outstanding performance record of the Fund, the expense limitation policy adopted by the Adviser, etc.

The Independent Trustees reviewed the Adviser’s audited financial statements and considered the Adviser’s profitability for the last three years.  The Adviser’s Section 15(c) materials reported the many steps taken to preserve profitability and the Adviser’s continuing ability to provide the level of services required by the Funds.  The Independent Trustees expressed appreciation for the Adviser’s actions to preserve its ability to deliver appropriate services in a challenging economic environment.

Several of the Independent Trustees expressed the belief that the unique services provided by the Adviser, the integrity of the Adviser, and the excellent since inception performance of both Funds warranted an above median fee, and as a result, the Independent Trustees considered the fees and expenses of both Funds to be reasonable.

The Independent Trustees considered the use of “soft dollars” by the Funds and expressed satisfaction with the activities giving rise to such “soft dollars”.  The Adviser strives to ensure that each portfolio bears an appropriate allocation of soft dollar trades in light of the potential benefits to each portfolio resulting from the research and execution of services received. Currently, the Adviser’s “soft dollar” activities consist of an arrangement with Bloomberg Tradebook in which the Adviser engages in certain portfolio trades to obtain Sidoti & Company, Bloomberg Professional Service Accommodation Policy and Value Line Publishing LLC research products and execution services.  The Adviser also receives various proprietary research products from certain brokers on behalf of the Funds.

The Independent Trustees also considered their separate discussion with the Funds’ Chief Compliance Officer regarding the soft dollar benefits that accrue to the Adviser from its relationships with the Funds and were satisfied with the results of such discussions.

THE OLSTEIN FUNDS

The Independent Trustees also considered the fall out or ancillary benefits to the Adviser including the Adviser’s receipt of compensation in connection with its distribution and sales efforts; receipt of economic and fundamental research reports through soft dollar arrangements; receipt of proprietary research products and reports from broker-dealers as a benefit to best execution trading relationships with broker-dealers; and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

Based on the foregoing factors, after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the Independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and the Funds’ current and reasonably anticipated asset levels and that the management agreements for both Funds should be approved and renewed for an additional year.

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FACTS	WHAT DOES THE OLSTEIN FUNDS DO
WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?
What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.
How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Semi-Annual Report.

THE OLSTEIN FUNDS

Olstein	Trustees
All Cap Value Fund	Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
Olstein	D. Michael Murray
Strategic Opportunities Fund	Daniel G. Nelson
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general
information of the shareholders of the
Funds. The report is not authorized for
distribution to prospective investors in the
Funds unless preceded or accompanied
by an effective Prospectus.

The Olstein Funds	Toll Free Telephone
4 Manhattanville Road	800.799.2113
Purchase, NY 10577	www.olsteinfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.
(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     March 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     March 11, 2015

By (Signature and Title)                      /s/Michael Luper
Michael Luper, Treasurer

Date     March 11, 2015